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                                                                   Exhibit 10.53

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement") is made and entered into as of this 17 day of July, 2003 by and among Antares Pharma, Inc. a Minnesota corporation (the "Company"), and the "Investors" named in that certain Purchase Agreement, of even date herewith, by and among the Company and the Investors (the "Purchase Agreement"). Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

     The parties hereby agree as follows:

     1. Certain Definitions.

     As used in this Agreement, the following terms shall have the following meanings:

     "Affiliate" means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

     "Business Day" means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

     "Common Stock" shall mean the Company's common stock, par value $0.01 per share, and any securities into which such shares may hereinafter be reclassified.

     "Investors" shall mean the Investors identified in the Purchase Agreement and any Affiliate or permitted transferee of any Investor who is a subsequent holder of any Warrants or Registrable Securities.

     "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

     "Register," "registered" and "registration" refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

     "Registrable Securities" shall mean the shares of Common Stock issuable (i) pursuant to the Purchase Agreement, (ii) upon the exercise of the Warrants, and
(iii) issuable with respect to or in exchange for Registrable Securities; provided, that, a security shall cease to be a Registrable Security upon sale pursuant to a Registration Statement.

     "Registration Statement" shall mean any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

     "SEC" means the U.S. Securities and Exchange Commission.


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     "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "Warrants" means, warrants to purchase shares of Common Stock issued to the Investors pursuant to the Purchase Agreement.

     "Warrant Shares" means the shares of Common Stock issuable upon the exercise of the Warrants.

     2. Registration.

               (a)  Registration Statements.

               (i) Promptly following the closing of the purchase and sale of the securities contemplated by the Purchase Agreement (the "Closing Date"), but in no event later than ninety (90) days following the Closing Date (such earlier date, the "Filing Deadline"), the Company shall prepare and file with the SEC one Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities, subject to the Investors' consent), covering the resale of all of the Registrable Securities without regard to any limitation on the exercise of the Warrants issued on the Closing Date. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Company shall use its reasonable best efforts to obtain from each person who has piggyback registration rights a waiver of those rights with respect to the Registration Statement. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Investors and their counsel prior to its filing or other submission. If a Registration Statement covering the Registrable Securities is not filed with the SEC on or prior to the Filing Deadline, the Company will make pro rata payments to each Investor, as liquidated damages and not as a penalty, in an amount equal to 1.5% of the aggregate amount invested by such Investor for each 10-day period or pro rata for any portion thereof following the date by which such Registration Statement should have been filed for which no Registration Statement is filed with respect to the Registrable Securities. Such payments shall be in partial compensation to the Investors, and shall not constitute the Investors' exclusive remedy for such events. Such payments shall be made to each Investor in cash. The amounts payable as liquidated damages pursuant to this paragraph shall be payable in lawful money of the United States, and amounts payable as liquidated damages shall be paid within two (2) Business Days of the last day of each such 10-day period during which the Registration Statement should have been filed for which no Registration Statement was filed with respect to the Registrable Securities.

               (ii) Additional Registrable Securities. Upon the written demand of any Investor and upon any change in the Warrant Price or any change in the number of Warrant Shares purchaseable under the Warrant (as defined in the Warrants) such that additional shares of Common Stock become issuable upon the exercise of the Warrants, the Company shall prepare

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and file with the SEC one or more Registration Statements on Form S-3 (or, if
Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of such additional shares of Common Stock (the "Additional Shares")) covering the resale of the Additional Shares, but only to the extent the Additional Shares are not at the time covered by an effective Registration Statement. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Additional Shares. The Company shall use its best efforts to obtain from each person who has piggyback registration rights a waiver of those rights with respect to such Registration Statement. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Investors and their counsel prior to its filing or other submission. If a Registration Statement covering the Additional Shares is required to be filed under this Section 2(a)(ii) and is not filed with the SEC within ten (10) days of the request of any Investor, the Company will make pro rata payments to each Investor, as liquidated damages and not as a penalty, in an amount equal to 1.5% of the aggregate amount invested by such Investor for each 10-day period or pro rata for any portion thereof following the date by which such Registration Statement should have been filed for which no Registration Statement is filed with respect to the Additional Shares. The amounts payable as liquidated damages pursuant to this paragraph shall be payable in lawful money of the United States, and amounts payable as liquidated damages shall be paid within two (2) Business Days of the last day of each such 10-day period during which the Registration Statement should have been filed for which no Registration Statement was filed with respect to the Additional Shares.

               (b) Expenses. The Company will pay all expenses associated with each registration, including filing and printing fees, counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees, but excluding the fees and disbursements of more than one law firm serving as counsel to the Investors and discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

               (c) Effectiveness.

               (i) The Company shall use its best efforts to have the Registration Statement declared effective not later than the earlier to occur of
(y) 120 days after the date of filing of such Registration Statement, or (z) five (5) Business Days following the Company's receipt of a no-review letter from the SEC relating to the Registration Statement; provided, however, if the Registration Statement is not declared effective within the time period set forth above, the Company shall continue to use its best efforts to have the Registration Statement declared effective as soon as possible thereafter. If (A) the Company does not use its best efforts to have the Registration Statement declared effective in accordance with the preceding sentence, or (B) after a Registration Statement has been declared effective by the SEC sales cannot be made pursuant to such Registration Statement for any reason (including, without limitation, by reason of a stop order, or the Company's failure to update the Registration Statement), but except as excused pursuant to subparagraph (ii) below, then the Company will make pro rata payments

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to each Investor, as liquidated damages and not as a penalty, in an amount equal to 1.5% of the aggregate amount invested by such Investor for each 10-day period or pro rata for any portion thereof following the date (1) by which such Registration Statement should have been effective as described in (A) above had the Company used its best efforts to have the Registration Statement declared effective or (2) sales cannot be made pursuant to such Registration Statement after it has been declared effective as described in (B) above (the "Blackout Period"). Such payments shall be in partial compensation to the Investors, and shall not constitute the Investors' exclusive remedy for such events. The Blackout Period shall terminate upon (x) the effectiveness of the Registration Statement in the case of (A) above; and (y) the Registration Statement again being available for sales by the Investors in the case of (B) above. The amounts payable as liquidated damages pursuant to this paragraph shall be payable in lawful money of the United States, and amounts payable as liquidated damages shall be paid within two (2) Business Days of the last day of each 10-day period following the commencement of the Blackout Period until the termination of the Blackout Period.

               (ii) Notwithstanding the existence of an effective Registration Statement, each Investor agrees that, pursuant to a Lock-Up Agreement of even date herewith, such Investor will not transfer or sell the Registrable Securities prior to January 1, 2004.

               (iii) For not more than fifteen (15) consecutive days or for a total of not more than thirty (30) days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company, by terminating or suspending effectiveness of any registration contemplated by this Section 2 containing such information, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an "Allowed Delay"); provided, that the Company shall promptly (a) notify the Investors in writing of the existence of (but in no event, without the prior written consent of an Investor, shall the Company disclose to such Investor any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, and (b) advise the Investors in writing to cease all sales under the Registration Statement until the end of the Allowed Delay.

               (d) Underwritten Offering. If any offering pursuant to a Registration Statement filed pursuant to Section 2(a) hereof involves an underwritten offering, the Company shall have the right to select an investment banker and manager to administer the offering, which investment banker or manager shall be reasonably satisfactory to a majority of the Investors.

     3. Company Obligations. The Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

               (a) use its best efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the date on which all Registrable Securities, covered by such Registration Statement, as amended from time to time, have been sold;

               (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the

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Registration Statement effective for the period specified in Section 3(a) and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all Registrable Securities;

               (c) provide copies to and permit counsel designated by the Investors to review each Registration Statement and all amendments and supplements thereto no fewer than five (5) days prior to their filing with the SEC and not file any document to which such counsel reasonably objects within four (4) days following receipt by the Investors and counsel designated by the Investors of such Registration Statement and/or amendments and supplements thereto;

               (d) furnish to the Investors and their legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be), at least five (5) copies of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor, which in any event, shall not exceed ten (10) Prospectuses;

               (e) in the event the Company selects an underwriter for the offering, the Company shall enter into and perform its reasonable obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriter of such offering;

               (f) if required by the underwriter, the Company shall furnish, on the effective date of the Registration Statement (i) an opinion, dated as of such date, from independent legal counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriter and (ii) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriter and the Investors;

               (g) use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness and, if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

               (h) prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the Investors and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions reasonably requested by the Investors

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and do any and all other reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement;

               (i) cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

               (j) immediately notify the Investors, at any time when a Prospectus relating to the Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such holder, promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

               (k) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the 1933 Act (for the purpose of this subsection 3(k), "Availability Date" means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter).

     4. Due Diligence Review; Information. The Company shall make available, during normal business hours, for inspection and review by the Investors, advisors to and representatives of the Investors (who may or may not be affiliated with the Investors), and any underwriter participating in any disposition of Common Stock on behalf of the Investors pursuant to a Registration Statement or amendments or supplements thereto or any blue sky, NASD or other filing, all financial and other records, all filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Investors or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investors and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and

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ongoing due diligence with respect to the Company and the accuracy of such
Registration Statement.

Notwithstanding the foregoing, the Company shall not disclose material nonpublic information to the Investors, or to advisors to or representatives of the Investors, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review.

     5.  Obligations of the Investors.

               (a) Each Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least fifteen (15) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Investor of the information the Company requires from such Investor if such Investor elects to have any of the Registrable Securities included in the Registration Statement. An Investor shall provide such information to the Company at least five (5) Business Days prior to the first anticipated filing date of such Registration Statement if such Investor elects to have any of the Registrable Securities included in the Registration Statement. For purposes of the first sentence of this Section 3(a), the methods of distribution to be specified by the Investors shall include, without limitation, the sale of the Registrable Securities through (i) options transactions relating to the Registrable Securities, whether such options are listed on an options exchange or otherwise, or (ii) short sales of the Registrable Securities. The Registration Statement shall also provide that, for purposes of the distribution of the Registrable Securities, the Investors may
(i) enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Registrable Securities and deliver the Registrable Securities to close out their short positions or (ii) loan or pledge the Registrable Securities to broker-dealers or other financial institutions, which in turn may sell the Registrable Securities.

               (b) Each Investor, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

               (c) In the event the Company, at the request of the Investors, determines to engage the services of an underwriter, such Investor agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the dispositions of the Registrable Securities.

               (d) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event rendering a Registration Statement no longer effective, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the

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Registration Statement covering such Registrable Securities, until the
Investor's receipt of the copies of the supplemented or amended Prospectus filed with the SEC and declared effective and, if so directed by the Company, the Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor's possession of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

               (e) No Investor may participate in any third party underwritten registration hereunder unless it (i) agrees to sell the Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions. Notwithstanding the foregoing, no Investor shall be required to make any representations to such underwriter, other than those with respect to itself and the Registrable Securities owned by it, including its right to sell the Registrable Securities, and any indemnification in favor of the underwriter by the Investors shall be several and not joint and limited in the case of any Investor, to the proceeds received by such Investor from the sale of its Registrable Securities. The scope of any such indemnification in favor of an underwriter shall be limited to the same extent as the indemnity provided in Section 6(b) hereof.

     6.  Indemnification.

               (a) Indemnification by the Company. The Company will indemnify and hold harmless each Investor and their respective Affiliates, officers, directors, members, employees and agents, successors and assigns, against any losses, claims, damages or liabilities, joint or several, to which such seller, officer, director, member, or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a "Blue Sky Application"); (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on an Investor's behalf (the undertaking of any underwriter chosen by the Company being attributed to the Company) and will reimburse such Investor, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable

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in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing by such Investor or any such controlling person specifically for use in such Registration Statement or Prospectus.

               (b) Indemnification by the Investors. In connection with any registration pursuant to the terms of this Agreement, each Investor will furnish to the Company in writing such information as the Company reasonably requests concerning such Investor or the proposed manner of such Investor's distribution for use in connection with any Registration Statement or Prospectus and agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its Subsidiaries and its and their respective directors, officers, employees, shareholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expenses (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of an Investor be greater in amount than the aggregate dollar amount of the proceeds (net of all expense paid by such Investor and the amount of any damages such Investor has otherwise been required to pay by reason of such untrue statement or omission) received by such Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

               (c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or

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plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

               (d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the aggregate dollar amount of the proceeds (net of all expenses paid by such holder and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

     7.  Miscellaneous.

               (a) Amendments and Waivers. This Agreement may be amended only by a writing signed by the parties hereto. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of each Investor.

               (b) Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 9.4 of the Purchase Agreement.

               (c) Assignments and Transfers by Investors. The provisions of this Agreement shall be binding upon and inure to the benefit of the Investors and their respective successors and assigns. An Investor may transfer or assign, in whole or from time to time in part, to one or more persons it rights hereunder in connection with the transfer of Registrable Securities by such Investor to such person, provided that such Investor complies with all applicable laws thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

               (d) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company without the prior written consent of each Investor, except that without the prior written consent of the Investors, but after notice duly given, the Company shall assign its rights and delegate its duties hereunder to any successor-in-interest corporation, and such successor-in-interest shall assume such rights and duties, in the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company's assets.

               (e) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer

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

upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

               (f) Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

               (g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

               (h) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

               (i) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

               (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

               (k) Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law.

                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:                     ANTARES PHARMA, INC.


                                 By:    /s/ Lawrence M. Christian
                                    --------------------------------------------
                                 Name:  Lawrence M. Christian
                                 Title: Chief Financial Officer,
                                 Vice President - Finance

The Investors:                   SCO SECURITIES LLC

                                 By:    /s/ Jeffrey B. Davis
                                    --------------------------------------------
                                 Name:  Jeffrey B. Davis
                                 Title: President

                                 NORTH SOUND LEGACY FUND LLC
                                 NORTH SOUND LEGACY INSTITUTIONAL FUND LLC
                                 NORTH SOUND LEGACY INTERNATIONAL LTD.

                                 Each By:    /s/ Thomas McAulley
                                         ---------------------------------------
                                 Name:  Thomas McAulley
                                 Title: Managing Member

                                 VERTICAL VENTURES INVESTMENTS, LLC

                                 By:    /s/ Joshua Silverman
                                    --------------------------------------------
                                 Name:  Joshua Silverman
                                 Title: Manager

                                        /s/ Paul Scharfer
                                 -----------------------------------------------
                                 Paul Scharfer

                                       12